Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of LuxUrban Hotels Inc. and Subsidiaries (the “Company”) for the quarter ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert Arigo, Chief Executive Officerof the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 20, 2024

/s/ Robert Arigo
Chief Executive Officer
(Principal Executive Officer)